                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                          DATE OF REPORT: August 26, 1999
                          (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


           NEVADA                        0-23553              36-4010347
 (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of incorporation or                                    Identification No.)
      organization)

          7327 OAK RIDGE HIGHWAY, SUITE B
               KNOXVILLE, TENNESSEE                                37931
     (Address of principal executive offices)                    (Zip Code)

                                   (423) 769-4011
                (Registrant's telephone number including area code)

ITEM 5.   OTHER EVENTS.

          Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company appointed Dr. Gerald Wolf as its new Medical Director and that the Company and Tufts University signed a five-year research agreement. The Press Release, dated August 26, 1999, is attached as Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated August 26, 1999, announcing that the Company appointed Dr. Gerald Wolf as its new Medical Director and that the Company and Tufts University signed a five-year research agreement.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Photogen Technologies, Inc.



                                             By:   /s/ John Smolik
                                                -----------------------------
                                                John Smolik, President
Date:     August 26, 1999

                                EXHIBIT INDEX

Exhibit        Description
No.

99 Press release of the Company, dated August 26, 1999, announcing that the Company appointed Dr. Gerald Wolf as its new Medical Director and that the Company and Tufts University signed a five-year research agreement.

                                       2